UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

       Pursuant to Sec. 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported):  September 25, 2002


     GS MORTGAGE SECURITIES CORP (as Depositor under the Trust Agreement, dated as of July 1, 2002 providing for the issuance of GSR Mortgage Loan Trust 2002-7 Mortgage Pass-Through Certificates, Series 2002-7)


                            GS MORTGAGE SECURITIES CORP
             (Exact name of registrant as specified in its charter)


           Delaware                333-89556-06                13-6357101
(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation or organization)                           Identification No.)

                               85 Broad Street
                               New York, NY 10004
                    (Address of principal executive offices)

      Registrant's telephone number, including area code : (212) 902-1000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's GSR Mortgage Loan Trust 2002-7 Mortgage Pass-through Certificates, Series 2002-7 (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Trust Agreement, dated as of July 1, 2002 among GS Mortgage Securities Corporation, as depositor, Bank of America N.A. and Bank One as servicers, and JPMorgan Chase Bank, as Trustee.

     On September 25, 2002 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7. Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on September 25, 2002 is filed as
               Exhibit 99.1 hereto.

GS MORTGAGE SECURITIES CORP
GSR Mortgage Loan Trust 2002-7
Mortgage Pass-Through Certificates, Series 2002-7
----------------------------------------------------------------------------




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                   JPMORGAN CHASE BANK, not in its individual capacity but solely as Trustee under the Agreement referred to herein




Date:  October 1, 2002        By: /s/ Mark W. McDermott
                                  --------------------------------------------
                                  Mark W. McDermott
                                  Assistant Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         September 25, 2002



                                  Exhibit 99.1

             Monthly Certificateholder Statement on September 25, 2002


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


                                            GSR MORTGAGE LOAN TRUST 2002-7
                                            STATEMENT TO CERTIFICATEHOLDERS
                                                    September 25, 2002
-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original     Beginning                                                                                  Ending
                Face       Principal                                                       Realized      Deferred    Principal
Class          Value       Balance          Principal      Interest       Total            Losses        Interest     Balance
-----------------------------------------------------------------------------------------------------------------------------------
A_1      134,575,000.00    94,827,066.70    37,533,732.93     197,714.43   37,731,447.36      0.00       0.00       57,293,333.77
A_2       50,331,000.00    50,331,000.00             0.00     125,114.48      125,114.48      0.00       0.00       50,331,000.00
A_3      261,715,000.00   261,715,000.00             0.00   1,042,061.89    1,042,061.89      0.00       0.00      261,715,000.00
B1         4,101,000.00     4,095,704.21         5,388.40      17,429.13       22,817.53      0.00       0.00        4,090,315.81
B2         1,823,000.00     1,820,645.88         2,395.28       8,127.22       10,522.50      0.00       0.00        1,818,250.60
B3         1,139,000.00     1,137,529.16         1,496.56       5,693.46        7,190.02      0.00       0.00        1,136,032.60
B4           684,000.00       683,116.72           898.72       3,839.28        4,738.00      0.00       0.00          682,218.00
B5           456,000.00       455,411.15           599.15       2,559.52        3,158.67      0.00       0.00          454,812.00
B6           911,733.00       910,555.64         1,197.94       5,117.54        6,315.48      0.00       0.00          909,357.70
R1               100.00             0.00             0.00           0.00            0.00      0.00       0.00                0.00
R2               100.00             0.00             0.00           0.00            0.00      0.00       0.00                0.00
TOTALS   455,735,933.00   415,976,029.46    37,545,708.98   1,407,656.95   38,953,365.93      0.00       0.00      378,430,320.48

X        453,684,000.00   413,926,945.95             0.00     930,227.26      930,227.26         0.00       0.00   376,383,932.79
-----------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------    ---------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
---------------------------------------------------------------------------------------------------    ---------------------------
                                                                                                                    Current
                         Beginning                                                   Ending             Class      Pass-thru
Class     cusip         Principal       Principal       Interest       Total        Principal                      Rate (%)
---------------------------------------------------------------------------------------------------    ---------------------------
A_1      36228FEZ5       704.64103065   278.90568776  1.46917652     280.37486428     425.73534289        A_1         2.502000 %
A_2      36228FFA9     1,000.00000000     0.00000000  2.48583338       2.48583338   1,000.00000000        A_2         2.983000 %
A_3                    1,000.00000000     0.00000000  3.98166666       3.98166666   1,000.00000000        A_3         4.778000 %
B1       36228FFD3       998.70865886     1.31392343  4.24997074       5.56389417     997.39473543        B1          5.106559 %
B2       36228FFE1       998.70865606     1.31392211  4.45815688       5.77207899     997.39473396        B2          5.356703 %
B3       36228FFF8       998.70865672     1.31392450  4.99864794       6.31257243     997.39473222        B3          6.006132 %
B4       36228FFG6       998.70865497     1.31391813  5.61298246       6.92690058     997.39473684        B4          6.744285 %
B5       36228FFH4       998.70866228     1.31392544  5.61298246       6.92690789     997.39473684        B5          6.744285 %
B6       36228FFJ0       998.70865703     1.31391537  5.61298099       6.92689636     997.39474166        B6          6.744285 %
R1       36228FFK7         0.00000000     0.00000000  0.00000000       0.00000000       0.00000000        R1          6.744285 %
R2       36228FFL5         0.00000000     0.00000000  0.00000000       0.00000000       0.00000000        R2          6.744285 %
TOTALS                   912.75670699    82.38478966  3.08875568      85.47354533     830.37191733

X        36228FFC5       912.36840168     0.00000000  2.05038586       2.05038586     829.61694217        X           2.696787 %
-----------------------------------------------------------------------------------------------------    ---------------------------

If there are any questions or comments, please contact the Relationship Manager listed below.

                     --------------------------------------
                                Nadezhka Thomas
               JPMorgan Chase Bank - Structured Finance Services
                          450 West 33rd St, 14th Floor
                            New York, New York 10001
                        Tel: (212)946-7959/Fax: (212)946-8744
                        Email: Nadezhka.Thomas@chase.com
                     ---------------------------------------

Sec. 4.01(b)    Aggregate Schedule Principal Balance of Each Pool of Mortgage Loans
                                        Pool 1 Mortgage Loans                                                 378,430,321.38
Sec. 4.01(c)    Available Distribution                                                                         39,883,593.19
                                        Principal Distribution Amount                                             547,266.96
                                        Principal Prepayment Amount                                            36,998,442.02

Sec. 4.01(e)    Principal Prepayments
                                        Class A_1
                                                              Payoffs in Full                                  36,759,188.91
                                                              Partial Principal Prepayments                       239,253.11
                                                              Liquidation Proceeds                                      0.00
                                                              Condemnation Proceeds                                     0.00
                                                              Insurance Proceeds                                        0.00
                                                              Repurchased Principal                                     0.00
                                        Class A_2
                                                              Payoffs in Full                                           0.00
                                                              Partial Principal Prepayments                             0.00
                                                              Liquidation Proceeds                                      0.00
                                                              Condemnation Proceeds                                     0.00
                                                              Insurance Proceeds                                        0.00
                                                              Repurchased Principal                                     0.00
                                        Class A_3
                                                              Payoffs in Full                                           0.00
                                                              Partial Principal Prepayments                             0.00
                                                              Liquidation Proceeds                                      0.00
                                                              Condemnation Proceeds                                     0.00
                                                              Insurance Proceeds                                        0.00
                                                              Repurchased Principal                                     0.00
                                        Class B1
                                                              Payoffs in Full                                           0.00
                                                              Partial Principal Prepayments                             0.00
                                                              Liquidation Proceeds                                      0.00
                                                              Condemnation Proceeds                                     0.00
                                                              Insurance Proceeds                                        0.00
                                                              Repurchased Principal                                     0.00
                                        Class B2
                                                              Payoffs in Full                                           0.00
                                                              Partial Principal Prepayments                             0.00
                                                              Liquidation Proceeds                                      0.00
                                                              Condemnation Proceeds                                     0.00
                                                              Insurance Proceeds                                        0.00
                                                              Repurchased Principal                                     0.00
                                        Class B3
                                                              Payoffs in Full                                           0.00
                                                              Partial Principal Prepayments                             0.00
                                                              Liquidation Proceeds                                      0.00
                                                              Condemnation Proceeds                                     0.00
                                                              Insurance Proceeds                                        0.00
                                                              Repurchased Principal                                     0.00
                                        Class B4
                                                              Payoffs in Full                                           0.00
                                                              Partial Principal Prepayments                             0.00
                                                              Liquidation Proceeds                                      0.00
                                                              Condemnation Proceeds                                     0.00
                                                              Insurance Proceeds                                        0.00
                                                              Repurchased Principal                                     0.00
                                        Class B5
                                                              Payoffs in Full                                           0.00
                                                              Partial Principal Prepayments                             0.00
                                                              Liquidation Proceeds                                      0.00
                                                              Condemnation Proceeds                                     0.00
                                                              Insurance Proceeds                                        0.00
                                                              Repurchased Principal                                     0.00
                                        Class B6
                                                              Payoffs in Full                                           0.00
                                                              Partial Principal Prepayments                             0.00
                                                              Liquidation Proceeds                                      0.00
                                                              Condemnation Proceeds                                     0.00
                                                              Insurance Proceeds                                        0.00
                                                              Repurchased Principal                                     0.00

Sec. 4.01(f)    Interest Payment
                                        Class A_1
                                                              Accrued and Paid for Current Month                  197,714.43
                                                              Accrued and Paid from Prior Months                        0.00
                                        Class A_2
                                                              Accrued and Paid for Current Month                  125,114.48
                                                              Accrued and Paid from Prior Months                        0.00
                                        Class A_3
                                                              Accrued and Paid for Current Month                1,042,061.89
                                                              Accrued and Paid from Prior Months                        0.00
                                        Class X
                                                              Accrued and Paid for Current Month                  930,227.26
                                                              Accrued and Paid from Prior Months                        0.00
                                        Class B1
                                                              Accrued and Paid for Current Month                   17,429.13
                                                              Accrued and Paid from Prior Months                        0.00
                                        Class B2
                                                              Accrued and Paid for Current Month                    8,127.22
                                                              Accrued and Paid from Prior Months                        0.00
                                        Class B3
                                                              Accrued and Paid for Current Month                    5,693.46
                                                              Accrued and Paid from Prior Months                        0.00
                                        Class B4
                                                              Accrued and Paid for Current Month                    3,839.28
                                                              Accrued and Paid from Prior Months                        0.00
                                        Class B5
                                                              Accrued and Paid for Current Month                    2,559.52
                                                              Accrued and Paid from Prior Months                        0.00
                                        Class B6
                                                              Accrued and Paid for Current Month                    5,117.54
                                                              Accrued and Paid from Prior Months                        0.00


Sec. 4.01(g)    Trust Fees
                                        Servicer Fees Paid                                                         86,763.78
                                        Trustee Fee Paid                                                            2,599.85

Sec. 4.01(h)    Monthly Advances
                                        Current Period Advances                                                         0.00
                                        Current Period Reimbursed Advances                                              0.00
                                        Aggregate Unreimbursed Advances                                                 0.00

Sec. 4.01(i)    Administrator Advances
                                        Current Period Advances                                                         0.00
                                        Current Period Reimbursed Advances                                              0.00
                                        Aggregate Unreimbursed Advances                                                 0.00

Sec. 4.01(k)                            Number of Outstanding Mortgage Loans                                             835
                                        Balance of Outstanding Mortgage Loans                                 378,430,321.38

Sec. 4.01(l)      Number and Balance of Delinquent Loans
                   Group Totals
                                                             Principal
                   Period                Number                Balance              Percentage
                  0-30 days                       0                     0.00                  0.00 %
                  31-60 days                      0                     0.00                  0.00 %
                  61-90 days                      0                     0.00                  0.00 %
                  91-120 days                     0                     0.00                  0.00 %
                  121+days                        0                     0.00                  0.00 %
                   Total                          0                     0.00                  0.00 %


Sec. 4.01(l)      Number and Balance of REO Loans
                  Group Totals
                                        Principal
                   Number               Balance                Percentage
                             0                    0.00                  0.00 %


Sec. 4.01(l)      Number and Balance of Loans in Bankruptcy
                  Group Totals
                                        Principal
                   Number               Balance                Percentage
                             0                    0.00                  0.00 %


Sec. 4.01(m)      Number and Balance of Loans in Foreclosure
                  Group Totals
                                        Principal
                   Number               Balance                Percentage
                             0                    0.00                  0.00 %

Sec. 4.01(o)      Aggregate Principal Payment
                                        Scheduled Principal                                                           547,266.96
                                        Payoffs                                                                    36,759,188.91
                                        Prepayments                                                                   239,253.11
                                        Liquidation Proceeds                                                                0.00
                                        Condemnation Proceeds                                                               0.00
                                        Insurance Proceeds                                                                  0.00
                                        Realized Losses                                                                     0.00

                                        Realized Losses                                                                     0.00
                                        Realized Gains                                                                      0.00

Sec. 4.01(p)      Aggregate Amount of Mortgage Loans Repurchased                                                            0.00

Sec. 4.01(q)      Aggregate Amount of Shortfall Allocated for Current Period
                                        Class A1                                                                            0.00
                                        Class A2                                                                            0.00
                                        Class A3                                                                            0.00
                                        Class X                                                                             0.00
                                        Class B1                                                                            0.00
                                        Class B2                                                                            0.00
                                        Class B3                                                                            0.00
                                        Class B4                                                                            0.00
                                        Class B5                                                                            0.00
                                        Class B6                                                                            0.00

Sec. 4.01(s)
                  Senior Percentage                                                                                  97.810000 %
                  Senior Prepayment Percentage                                                                      100.000000 %
                  Subordinate Percentage                                                                              2.190000 %
                  Subordinate Prepayment Percentage                                                                   0.000000 %

Aggregate
                   Scheduled Principal                                                                           547,266.96
                   Unscheduled Principal                                                                      36,998,442.02
                   Beginning Balance                                                                         415,976,030.36
                   Ending Balance                                                                            378,430,321.38
                   Net Wac                                                                                          6.74429
                   Weighted Averge Maturity                                                                       311.00000
Groups
                   Net Wac Group 1                                                                                  6.74429
                   Wam Group 1                                                                                       311.00

                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.
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